UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2019

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38828	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SEAC	The Nasdaq Global Select Market
Series A Participating Preferred Stock Purchase Rights	SEAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.Results of Operations and Financial Condition.

Attached as Exhibit 99.1, and incorporated by reference, is a copy of the press release issued by SeaChange International, Inc. (“SeaChange”) dated December 4, 2019, reporting SeaChange’s financial results for the fiscal quarter ended October 31, 2019.

The information contained in this Item 2.02 and Exhibit 99.1 attached and incorporated herein by reference is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This information shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by SeaChange, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Effective as of December 3, 2019, Mark Bonney retired as a Class I Director and Chairman of the Board of SeaChange.  Mr. Bonney had served as a director since August 2017, Executive Chair from April 4, 2019 to October 1, 2019, and independent Chairman of the Board from October 1, 2019 to his resignation.  Mr. Bonney’s decision to resign from the Board did not involve a disagreement with SeaChange on any matter relating to SeaChange’s operations, policies or practices. Robert Pons has been appointed Chairman of the Board.

In lieu of payment to Mr. Bonney of a pro-rated short-term incentive award and RSUs for service as Executive Chair, each as previously disclosed in the Current Report on Form 8-K filed April 5, 2019, on December 3, 2019 SeaChange issued to Mr. Bonney 70,821 shares of common stock, to vest on April 4, 2020.

(e)

See Item 5.02(b) above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit is attached to this report:

Exhibit No.	Description

99.1	Press release issued by SeaChange International, Inc. dated December 4, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

	by:	/s/ MICHAEL D. PRINN
Michael D. Prinn
Dated: December 4, 2019		Chief Financial Officer, Senior Vice President and Treasurer